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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

                              ____________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):               January 26, 1995
________________________________________________________________________________




                        GREYHOUND FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



           DELAWARE                  1-7543                           94-1278569
  ______________________________________________________________________________
  (State or Other Jurisdiction    (Commission                   (I.R.S. Employer
      of Incorporation)           File Number)               Identification No.)



 DIAL CORPORATE CENTER, PHOENIX, ARIZONA                                   85077
 _______________________________________________________________________________
 (Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code:                 602/207-6900
                                                   _____________________________



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Item 5.  Other Events.

         Greyhound Financial Corporation, the principal operating company of GFC Financial Corporation, who announced on January 25, 1995 its name change, effective February 1, 1995, to The FINOVA Group Inc. along with the change in its principal operating subsidiary's name to FINOVA Capital Corporation, announced on January 26, 1995 revenues, net income and selected financial data and ratios for the fourth quarter and year ended December 31, 1994 (unaudited).

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits:

                     Exhibits                                 Title
                 _______________           ________________________________________

                       28                  Press Release of Greyhound Financial Corporation
                                           dated January 26, 1995.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                        GREYHOUND FINANCIAL CORPORATION

                                  (Registrant)



Dated:  January 26, 1995  By               /s/  Bruno A. Marszowski
                            ____________________________________________________
                            Bruno A. Marszowski, Senior Vice President, Chief
                              Financial Officer
                            Principal Financial Officer/Authorized Officer


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